SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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PRO-DEX, INC.
(Name of Registrant as Specified In Its Charter)

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2361 McGaw Avenue

Irvine, California 92614

______________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 3, 2010

To the shareholders of Pro-Dex, Inc.:

The Annual Meeting of Shareholders of Pro-Dex, Inc. (the “Company” or “Pro-Dex”) will be held at the Pro-Dex company headquarters, 2361 McGaw Avenue, Irvine, California, on Friday, December 3, 2010, at 8:00 A.M. Pacific Time, for the following purposes:

  To elect five persons to serve as directors of the Company for a term of one year each. The nominees for election to the Board are named in the attached Proxy Statement, which is part of this Notice.

  To ratify the appointment of Moss Adams, LLP as independent public accountants of the Company for the fiscal year ending June 30, 2011.

  To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on October 8, 2010, are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements of the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, your vote is important.  In an effort to facilitate the voting process, we are pleased to take advantage of Securities and Exchange Commission, or SEC, rules that allow proxy materials to be furnished to shareholders on the Internet.  You can vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials that was previously mailed to you on or about October 25, 2010, or, if you request printed copies of the proxy materials by mail, you can also vote by mail or by telephone.  Your promptness in voting by proxy will assist in its expeditious and orderly processing and will assure that you are represented at the Annual Meeting. If you vote by proxy, you may nevertheless attend the Annual Meeting and vote your shares in person.

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO READ THIS PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, WHICH WAS MAILED TO YOU ON OR ABOUT OCTOBER 25, 2010, OR, IF YOU REQUEST PRINTED COPIES OF THE PROXY MATERIALS BY MAIL, YOU CAN ALSO VOTE BY MAIL OR BY TELEPHONE.

By Order of the Board of Directors,

PRO-DEX, INC.

/s/ Harold A. Hurwitz
Corporate Secretary

2361 McGaw Avenue

Irvine, California 92614

______________________

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 3, 2010

______________________

PROXY STATEMENT

________________________

SOLICITATION OF PROXIES

The Board of Directors of Pro-Dex, Inc. (the “Company” or “Pro-Dex”) has made these materials available to you on the Internet, or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the Company’s Annual Meeting of Shareholders to be held at the Pro-Dex company headquarters, 2361 McGaw Avenue, Irvine, California, on Friday, December 3, 2010, at 8:00 A.M. Pacific Time, and at any and all adjournments or postponements thereof. Shareholders are requested to promptly vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials, which was previously mailed to you on or about October 25, 2010.  If you request printed copies of the proxy materials by mail, you can also vote by mail or by telephone.  All shares represented by each properly submitted and unrevoked proxy received on the Internet or by telephone prior to 11:59 P.M. Eastern Time on Thursday, December 2, 2010, or by proxy card prior to or at the Annual Meeting will be voted in the manner specified therein, and if no direction is indicated, “for” each director nominee (except in the case of broker non-votes) and “for” each of the other proposals described on the proxy card.

Any shareholder has the power to revoke his or her proxy at any time before it is voted.  A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company prior to or at the Annual Meeting, by voting again on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to 11:59 P.M. Eastern Time on Thursday, December 2, 2010, will be counted), by submitting prior to or at the Annual Meeting a later dated proxy card executed by the person executing the prior proxy, or by attendance at the Annual Meeting and voting in person by the person submitting the prior proxy.

Any shareholder who owns shares in street name and would like to vote in person at the Annual Meeting should inform his or her broker bank of such plans and request a legal proxy from the broker. Such shareholders will need to bring the legal proxy with them to the Annual Meeting and valid picture identification such as a driver’s license or passport in addition to documentation indicating share ownership. Such shareholders who do not receive the legal proxy in time should bring with them to the Annual Meeting their most recent brokerage account statement showing that they owned Pro-Dex stock as of the record date.  Upon submission of proper identification and ownership documentation, the Company will be able to admit the shareholder to the Annual Meeting; however, such shareholder will not be able to vote his or her shares at the Annual Meeting without a legal proxy.  Shareholders are advised that if they own shares in street name and request a legal proxy, any previously executed proxy will be revoked, and such shareholder’s vote will not be counted unless he or she appears at the Annual Meeting and votes in person.

The Company’s Board of Directors does not presently intend to bring any business before the Annual Meeting other than the proposals referred to in this proxy statement and specified in the accompanying Notice of Meeting. So far as is known to the Company’s Board of Directors, no other matters are to be brought before the Annual Meeting.  As to any business that may properly come before the Annual Meeting, however, it is intended that shares represented by proxies held by management will be voted in accordance with the judgment of the persons voting the shares.

This proxy statement, the accompanying proxy card, the Company’s Annual Report on Form 10-K and a letter to shareholders are being made available on the Internet at www.proxyvote.com through the notice and access process to the Company’s shareholders on or about October 25, 2010.  The cost of soliciting proxies will be borne by the Company. The solicitation will be made through the Internet and expenses will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company’s Common Stock.  Further solicitation of proxies may be made by mail upon request, and telephone or oral communications with some shareholders. The Company’s regular employees, who will not receive additional compensation for the solicitation, or a compensated proxy solicitation firm, will make such further solicitations.

OUTSTANDING SHARES AND VOTING RIGHTS

Only holders of record of the 3,251,333 shares of the Company’s Common Stock outstanding at the close of business on October 8, 2010, are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.  Under Colorado law, the Company’s Articles of Incorporation, and the Company’s Bylaws, the holders of a majority of the total shares entitled to vote at the Annual Meeting, as of the record date, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.  If a quorum is not present, the Annual Meeting may be postponed or adjourned to allow additional time for obtaining additional proxies or votes.  At any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting, except for any proxies that have been effectively revoked or withdrawn prior to the reconvening of the Annual Meeting.  Shares of the Company’s Common Stock represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), as well as abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

An “abstention” is the voluntary act of not voting by a shareholder who is present at a meeting and entitled to vote.  “Broker non-votes” are shares of voting stock held in record name by brokers and nominees concerning which: (i) the broker or nominee does not have discretionary voting power under applicable rules or the instruments under which it serves in such capacity and instructions have not been received from the beneficial owners or persons entitled to vote; or (ii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified the Company that it does not have authority to vote such shares on that matter.

Assuming a quorum is present, for Proposal 1 (the election of directors) the five nominees for director receiving the highest number of affirmative votes will be elected; votes withheld, broker non-votes and votes against a nominee have no practical effect.  In matters other than election of directors and, assuming that a quorum is present for each matter, the matter will be approved if the votes cast in favor of the matter exceed the votes cast opposing the matter.  In such matters, abstentions and broker non-votes will not be included in the vote totals and, therefore, will have no effect on the vote.  Each shareholder will be entitled to one vote, in person or by proxy, for each share of Common Stock held of record on the record date. Votes cast at the Annual Meeting will be tabulated by the person or persons appointed by the Company to act as inspectors of election for the Annual Meeting.

Recommendation of the Company’s Board of Directors

The Company’s Board of Directors recommends that the Company’s shareholders vote “for” each of the proposals described in this proxy statement and the accompanying Notice of Meeting.

THE PROPOSALS TO BE VOTED UPON AT THE ANNUAL MEETING ARE DISCUSSED IN DETAIL IN THIS PROXY STATEMENT. YOU ARE STRONGLY URGED TO READ AND CONSIDER CAREFULLY THIS PROXY STATEMENT IN ITS ENTIRETY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Company’s Common Stock as of the record date, October 8, 2010, by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each of the Company’s current and nominated directors, (iii) each of the Named Executive Officers (as hereinafter defined), and (iv) all current and nominated directors and all Named Executive Officers of the Company as a group.

Name of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned(2)		Percent of Common Stock Beneficially Owned(3)

First Wilshire Securities Management Inc. 1224 East Green Street Pasadena, CA 91106	328,708		9.7%
Wedbush Inc. 1000 Wilshire Blvd Los Angeles, CA 90017	168,060		5.0%
Ronald G. Coss 3 Overlook Drive Newport Coast, CA 92657	301,293		8.9%
Mark P. Murphy	209,823	(4)	6.2%
George J. Isaac	74,834	(4)	2.2%
William L. Healey	16,666	(4)	*
David Holder	11,667	(4)	*
Michael J. Berthelot	11,667	(4)	*
Jeffrey J. Ritchey(5)	43,000	(4)	1.3%
Patrick Johnson(6)	15,310	(7)	*

All Named Executive Officers, current directors and director nominees as a group (7 persons)	384,079	(4)	11.3%

__________________________

*	Less than 1%.

1.	Unless otherwise indicated, the address is c/o Pro-Dex, Inc., 2361 McGaw Avenue, Irvine, California 92614.

2.

Unless otherwise indicated, to the Company’s knowledge, the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property and similar laws, where applicable.

3.

Applicable percentage ownership is based on 3,251,333 shares of Common Stock outstanding as of October 8, 2010.  Any securities not outstanding but subject to warrants or options exercisable as of October 8, 2010, or exercisable within 60 days after such date, are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by the person holding such warrants or options, but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person.

4.

Includes shares of Common Stock issuable upon the exercise of warrants and options which were exercisable as of October 8, 2010, or exercisable within 60 days after October 8, 2010, as follows: Mr. Murphy, 12,778 shares; Mr. Isaac, 35,000 shares; Mr. Healey 16,666 shares; Mr. Holder, 11,667 shares; Mr. Berthelot, 11,667 shares; Mr. Ritchey, 43,000 shares; and all current directors, director nominees and Named Executive Officers as a group, 130,000 shares.

5.	Mr. Ritchey’s employment with the Company concluded on October 5, 2010.

6.	Mr. Johnson’s employment with the Company concluded on February 5, 2010.

7.

Mr. Johnson’s beneficial ownership is based on the most recent information available to the Company prior to the conclusion of Mr. Johnson’s employment with the Company on February 5, 2010, adjusted for options that have expired since that date.

Proposal No. 1

ELECTION OF DIRECTORS

Current Board Structure and Director Terms

The Board of Directors is currently composed of five members.  All directors or their successor nominees stand for election each year.

Certain information with respect to each of the nominees who will be presented at the Annual Meeting by the Board of Directors for election as a director is set forth below. Although it is anticipated that each nominee will be available to serve as a director, should that nominee become unavailable to serve, proxies will be voted for such other person as may be designated by the Company’s Board of Directors.

Unless the authority to vote for directors has been withheld in the proxy, the person named in the accompanying proxy intends to vote at the Annual Meeting for the election of each of the nominees presented below. In the election of directors, assuming a quorum is present, the five nominees for director receiving the highest number of votes cast at the Annual Meeting will be elected as directors of the Company.

DIRECTORS

Set forth below is certain information with respect to the Company’s director nominees.

Name	Age	Position with Company	Audit	Compensation	Nominating / Governance
Mark P. Murphy	51	Director and Nominee,
		Chairman of the Board,
		Chief Executive Officer and President
William L. Healey	65	Director and Nominee,	X		X
		Lead Independent Director
George J. Isaac	65	Director and Nominee	C	X
David Holder	68	Director and Nominee		C	X
Michael J. Berthelot	60	Director and Nominee	X	X	C

(X) Member of the Committee

(C) Chairman of the Committee

__________________________

Messrs. Healey, Isaac, Berthelot and Holder currently each qualify as an “independent director” as such term is defined in Rule 5605(a)(2) of the Nasdaq Listing Rules and the Company expects that each will continue to qualify as an “independent director” if elected.

The Board of Directors is of the opinion that the election to the Company’s Board of Directors of the director nominees identified herein, each of whom has consented to serve if elected, would be in the Company’s best interests.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED BELOW.

George J. Isaac (65), current director and nominee, is a Certified Public Accountant and has had his own certified public accounting firm since 2003.  Mr. Isaac served as a consultant to the Company and its predecessor from 1978 until 1984, was the Company’s Chief Financial Officer from August 1995 to July 2002, and Secretary from July 2002 to October 2003.  Mr. Isaac was a principal in the certified public accounting firm of Joseph B. Cohan and Associates, Worcester, Massachusetts from 1978 to 1995.  Mr. Isaac is a director of Professional Sales Associates, Inc., a dental product sales organization, and Commerce Bank & Trust and is a trustee of Becker College.  Mr. Isaac has been a director of the Company since 1995.

Mr. Isaac brings the following experience, qualifications, attributes and skills to the Board:

  Financial management experience in serving as the Company’s chief financial officer for more than 11 years;

  Leadership and industry experience in serving on the Board of Directors for a company in one of the Company’s target industries;

  Experience in financial reporting, taxation, accounting and financial controls, business combination transactions, and governance as a Certified Public Accountant; and

  Independent of Company management.

William L. Healey (65), current director and nominee, has been a private investor and business consultant since 2006. From 2002 to 2005, he served as President and Chief Executive Officer of Cal Quality Electronics, an electronics manufacturing company. Mr. Healey served as a private investor and consultant from 1999 to 2002. He served as Chairman of the Board of Smartflex Systems, an electronics manufacturing company, from 1996 to 1999 and as its President and Chief Executive Officer from 1989 to 1999. Prior to 1989, Mr. Healey served in a number of senior executive positions with Silicon Systems, including Senior Vice President of Operations. Mr. Healey also serves as a director of Microsemi Corporation and Sypris Solutions Inc.  Mr. Healey has been a director of the Company since 2007.

Mr. Healey brings the following experience, qualifications, attributes and skills to the Board:

  20 years of senior-management-level experience in the semiconductor manufacturing industry, including experience in leading certain domestic and international manufacturing operations;

  14 years of CEO-level experience in the electronics manufacturing services industry, including experience taking a manufacturing company public and participating in several corporate acquisitions;

  14 years of board experience with five public companies including eight years as chairman or lead independent director; and

  Independent of Company management.

David Holder (68), current director and nominee, has been the Managing General Partner for Holder Capital Partners, a Southern California-focused early-stage, consulting practice since 1984.  From 1997 to 2001, he served as founding venture partner for Mission Ventures, a venture capital fund.  During his tenure at Mission Ventures, $288 million was raised in two funds.  In addition to his Mission Ventures investments, he has personally invested in nineteen early-stage ventures and has four currently active portfolio investments.  He has formerly served on the board, or attended the board meetings, of twelve venture-backed companies including Pyxis, TheraTx, MedicineNet, Covenant Care, Nexiant and AccentCare.  He currently attends Cogent Healthcare board meetings as a representative of Mission Ventures.  He serves on the Senior Advisory Board of MedAssets Corporation (Nasdaq: MDAS) and also serves as a member of several non-profit boards. Mr. Holder has been a director of the Company since 2009.

Mr. Holder brings the following experience, qualifications, attributes and skills to the Board:

  As the sales executive in the development of a fast growing public company, responsible for the simultaneous growth/business development of multiple product lines;

  Significant experience regarding capital formation gained from personal venture investing, and institutional venture capital background;

  Executive, sales management experience, gained as original VP of Sales for Home Healthcare of America (later renamed Caremark);

  General management/operations experience with Bergen Brunswig Corp. (now AmerisourceBergen);

  Sales and management experience gained through positions in two divisions of large public company, Baxter Laboratories and subsequently as Director of Sales of a division of American Hospital Supply Corp.;

  Knowledge and understanding of the latest capitalization, business development and marketing trends, from his current position as Managing General Partner for Holder Capital Partners, a Southern-California focused, early-stage, consulting practice;

  As early investor in and current member of the Senior Advisory Board of a public, fast growth, middle market healthcare SaaS company, with a large provider client base, of hospital IDNs and physician healthcare delivery networks; and

  Independent of company management.

Michael J. Berthelot (60), current director and nominee, has been the Chief Executive Officer of Cito Capital Corporation, a strategic consulting firm, since 2003, and is the founder and principal of Corporate Governance Advisors Inc., a consulting firm that provides corporate governance audits, performance evaluations, and advisory services to public company boards.  From 1992 to 2003, he served as Chairman and Chief Executive Officer of TransTechnology Corporation, a publicly traded multinational manufacturing firm, and from 2003 until July 2006, he continued to serve as its non-executive Chairman.  Mr. Berthelot is a Certified Public Accountant and serves as a director of Fresh Del Monte Produce Inc. and on the boards of several privately held companies in the technology industry. He teaches corporate governance at the University of California’s Rady School of Management’s MBA program.  Mr. Berthelot has been a director of the Company since 2009.

Mr. Berthelot brings the following experience, qualifications, attributes and skills to the Board:

  Operating and management experience in manufacturing and distribution businesses, including experience as chief executive officer of a publicly traded multinational manufacturing and distribution business for 13 years;

  Core management and leadership skills gained through experience overseeing and managing multinational operations at the director and chief executive officer levels, including experience in evaluating strategic development opportunities and challenges, risk management, senior leadership development, vendor and customer relationships, competitive and financial positioning and shareholder relationships;

  Experience in financial reporting, taxation, accounting and financial controls, business combination transactions, divestiture, restructuring and international business operations, including training as a Certified Public Accountant;

  Experience in governance matters through public and private directorships over 30 years, as a consultant on governance best practices and as a faculty member at a leading university, and including experience with matters addressed by compensation, governance and audit committees; and

  Independent of Company management.

Mark P. Murphy (51), current director and nominee, is the Company’s Chief Executive Officer and President.   Mr. Murphy has held these positions since August 2006 and was named Chairman of the Board in January 2009. From September 1995 to August 2006, Mr. Murphy served in senior executive roles including Executive Vice President, Chief Financial Officer, Chief Operating Officer and a director of Kyocera Tycom Corporation, a manufacturing company that designs and sells precision cutting instruments, where he managed the firm’s 400 associates worldwide.  Prior to Kyocera Tycom, Mr. Murphy was Chief Operating Officer and a director of Dynamotion Corporation and was with Arthur Young & Co’s audit and consulting practice.  Mr. Murphy earned a B.A. in Business Administration and an M.B.A. in Finance from California State University at Fullerton.  Mr. Murphy has been a director of the Company since 2002.

Mr. Murphy brings the following experience, qualifications, attributes and skills to the Board:

  Operating and management experience in manufacturing and distribution businesses, including experience as chief executive officer, chief operating officer and chief financial officer;

  Core management and leadership skills gained through experience overseeing and managing multinational operations at the director and chief executive officer levels, including experience in evaluating strategic development opportunities and challenges, risk management, senior leadership development, vendor and customer relationships, competitive and financial positioning and shareholder relationships; and

  Experience in financial reporting, taxation, accounting and financial controls, business combination transactions, divestiture, restructuring and international business operations, including training as a Certified Public Accountant.

BUSINESS EXPERIENCE OF KEY MANAGEMENT

Set forth below is information concerning other non-director key management personnel of the Company.

Harold A. Hurwitz (58), was appointed the Company’s Treasurer, Chief Financial Officer and Secretary in October 2010.  Between March 2010 and September 2010, Mr. Hurwitz served as an independent consultant.  From April 2008 to February 2010, Mr. Hurwitz served as Chief Financial Officer and Vice President of Interventional Spine, Inc., a medical device company.  Prior to joining Interventional Spine in April 2008, Mr. Hurwitz served as Principal Consultant with McDermott & Bull from December 2005 to March 2008.  Mr. Hurwitz served as an independent consultant from December 2004 to December 2005, with his primary client during that time being Micro Therapeutics Inc.  He was Chief Financial Officer of Micro Therapeutics Inc. from December 1997 to December 2004.  Earlier in his career, Mr. Hurwitz was a Partner with Coopers & Lybrand L.L.P., where he was a Business Assurance Partner, Team Leader of its Orange County Medical Device Practice and an SEC Review Partner. He has a broad financial background that includes more than 30 years of public accounting and financial management experience.  In addition, he has leadership experience in human resources and information technology, diversified fund raising and Sarbanes-Oxley compliance.  Mr. Hurwitz holds a B.A. in Economics from the University of California, Los Angeles.

BOARD OF DIRECTORS MEETINGS AND RELATED MATTERS

During the fiscal year ended June 30, 2010, the Board of Directors held seven meetings and there were no actions by unanimous written consent.  The Independent Members met immediately after each of the seven Board meetings.  The “Independent Members” consists of all non-employee, “independent directors” (as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules) serving on the Board from time to time. No director attended less than 75% of the aggregate of all meetings of the Board of Directors and all meetings of committees of the Board of Directors upon which he served.

The Board of Directors has an Audit Committee that consists of three Board members, Messrs. Isaac (Chairman), Berthelot, and Healey.  The Audit Committee is comprised entirely of non-employee, “independent directors” (as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules) and operates under a written charter adopted by the Board of Directors.  The duties of the Audit Committee include meeting with the independent public accountants of the Company to review the scope of the annual audit and to review the quarterly and annual financial statements of the Company before the statements are released to the Company’s shareholders. The Audit Committee also evaluates the independent public accountants’ performance and appoints or replaces the independent public accounting firm subject, if applicable, to the consideration of shareholder ratification for the ensuing fiscal year.  A copy of the Audit Committee’s current charter may be found at the Company’s website at www.pro-dex.com under “Investor Relations,” then “Governance,” and then “Audit Committee Charter.”  The Audit Committee and Board of Directors have confirmed that the Audit Committee does and will continue to include at least three independent directors and has confirmed that Mr. Isaac and Mr. Berthelot meet applicable SEC regulations for designation as an “Audit Committee Financial Expert” based upon his experience noted herein.  The Audit Committee held five meetings during the fiscal year ended June 30, 2010.

The Board of Directors has a Compensation Committee that consists of three Board members, Messrs. Holder (Chairman), Isaac, and Berthelot.  The Compensation Committee is comprised entirely of non-employee, “independent directors” (as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules) and operates under a written charter adopted by the Board of Directors. A copy of the Compensation Committee’s current charter may be found at the Company’s website at www.pro-dex.com under “Investor Relations,” then “Governance,” and then “Compensation Committee Charter.”  The Compensation Committee establishes compensation policies applicable to the Company’s executive officers.  The Compensation Committee held twelve meetings during the fiscal year ended June 30, 2010.

The Board of Directors has a Nominating/Corporate Governance Committee (“Nominating Committee”) that consists of three Board members, Messrs. Berthelot (Chairman), Holder, and Healey.  The Nominating Committee is comprised entirely of non-employee, “independent directors” (as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules) and operates under a written charter adopted by the Board of Directors, a copy of which may be found at the Company’s website at www.pro-dex.com under “Investor Relations,” then “Governance,” and then “Charter of the Nominating/Corporate Governance Committee.” In such capacity, the Nominating Committee identifies and reviews the qualifications of candidate nominees to the Board of Directors.

The Nominating Committee will consider candidate nominees for election as a director who are recommended by shareholders.  Recommendations should be sent to the Secretary of the Company and should include the candidate’s name and qualifications and a statement from the candidate that he or she consents to being named in the proxy statement and will serve as a director if elected. In order for any such candidate to be considered for nomination and, if nominated, to be included in the proxy statement, such recommendation must be received by the Secretary not less than 120 days prior to the anniversary date of the Company’s proxy statement released to shareholders in connection with the previous year’s annual meeting of shareholders.

The Nominating Committee works with the Board to determine the appropriate characteristics, skills, and experiences for the Board as a whole and its individual members with the objective of having a Board with diverse experience. The Nominating Committee believes that it is desirable that directors possess an understanding of the Company’s business environment and have the requisite knowledge, skills, expertise and diversity of experience such that the Board’s ability to manage and direct the affairs and business of the Company is enhanced.  Additional considerations may include an individual’s capacity to enhance the ability of committees of the Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements.  The Nominating Committee may receive candidate nomination suggestions from current Board members, Company executive officers or other sources, which may be either unsolicited or in response to requests from the Board for such candidates.  The Nominating Committee may also, from time to time, engage firms that specialize in identifying director candidates.  Once a person has been identified by the Nominating Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, a member of the Nominating Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating Committee may request information from the candidate, review the person’s accomplishments and qualifications and may conduct one or more interviews with the candidate.  The Nominating Committee may consider all such information in light of information regarding any other candidates that it might be evaluating for nomination to the Board of Directors.  The Nominating Committee or other Board members may also contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments.  With the candidate’s consent, the Nominating Committee may also engage an outside firm to conduct background checks on the candidate as part of the evaluation process.  The Nominating Committee’s evaluation process does not vary based on the source of the recommendation.  The Nominating Committee held 2 meetings during the fiscal year ended June 30, 2010.

In compiling the Board slate appearing in this proxy statement, nominee referrals as well as nominee recommendations were received from existing directors and members of management – both solicited and unsolicited. No paid consultants were engaged by the Company, the Board or any of the Board’s committees for the purposes of identifying qualified, interested Board candidates.

FAMILY RELATIONSHIPS

There are no family relationships among the Company’s executive officers and directors.

BOARD LEADERSHIP STRUCTURE

            Mr. Murphy serves as Chairman of the Board and Chief Executive Officer. Mr. Healey serves as the Company’s Lead Director. As Chairman of the Board, Mr. Murphy presides at all Board and shareholder meetings and serves as the primary spokesperson for the Company. As Chief Executive Officer and pursuant to the Company’s Bylaws, Mr. Murphy supervises the business of the Company, subject to the direction of the Board.  As Lead Director, Mr. Healey presides at all executive sessions of the Board and acts as the liaison between independent directors and the Chairman of the Board.  In addition, Mr. Healey serves as the contact person to facilitate communications by the Company employees and shareholders directly with the independent members of the Board. The full Board annually assesses Mr. Murphy’s performance as Chairman of the Board and as Chief Executive Officer. The Corporate Governance Committee recommends a Lead Director to the full Board for approval on an annual basis.

            The Board has modified this structure to provide for a non-executive Chairman of the Board effective after the Annual Meeting.  The Board believes that this new structure will enhance corporate governance and promote greater oversight of management.

BOARD’S ROLE IN RISK OVERSIGHT

            The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of financial risks. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

COMPENSATION COMMITTEE REPORT

The Compensation Committee is comprised of three independent directors: Messrs. Holder (Chairman), Berthelot, and Isaac.

Prior to 2009, the Company’s entire Board performed the role of the Compensation Committee. Since 2009, the Compensation Committee has undertaken the duties traditionally assigned to such body including, among other things, to review with management the disclosure of compensatory information contained within the Company’s proxy statement.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets at least once each quarter and with greater frequency if necessary. The Compensation Committee met twelve times during the fiscal year ended June 30, 2010. The agenda for each meeting is usually developed by the Chairman of the Compensation Committee and the Company’s outside counsel with input from the Committee members as well. The Compensation Committee meets regularly in executive session. From time to time, various members of management and other employees, as well as outside advisors or consultants, may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice, or otherwise participate in Compensation Committee meetings. Our President and CEO may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company, as well as authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

The Compensation Committee has engaged Remedy Consulting Inc. (“Remedy”) as its independent compensation consultant since 2010. Over the course of its engagement, Remedy has assisted the Compensation Committee in:

  evaluating the efficacy of the Company's existing compensation strategy and practices in supporting and reinforcing the Company’s long-term strategic goals;

  refining the Company’s compensation strategy and developing and implementing an executive compensation program to execute that strategy; and

  reviewing and suggesting modifications to the Company’s director compensation program.

As part of its engagement, the Compensation Committee has directed Remedy to develop and update, as appropriate, a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. Remedy has also conducted individual interviews with members of senior management and the Compensation Committee to learn more about the Company’s business operations, strategy, key performance metrics and strategic goals, as well as the labor markets in which the Company competes. Remedy ultimately develops recommendations and metrics that are presented to the Compensation Committee for its consideration. The Company does not have any relationship or arrangement with Remedy other than the Compensation Committee’s contractual engagement of Remedy as its compensation consultant and Remedy provides no services to the Company other than those provided to the Compensation Committee.

The Compensation Committee has made its most significant adjustments to annual compensation, determined bonus awards for executive officers, and established new financial and other corporate performance objectives for executive compensation purposes, at one or more meetings held during the first quarter of the fiscal year for which the targets and compensation levels are applicable.  The Compensation Committee has adopted a policy that it will generally make determinations regarding the grant of annual equity incentive awards to Company employees at the first meeting held following the filing of the Form 10-K Annual Report for the fiscal year just ended – generally the first quarter of the fiscal year.  At various meetings throughout the year, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of, and any risks relating to, the Company’s compensation strategies, policies and practices, potential modifications to those strategies, policies and practices, and new trends, plans or approaches to compensation.

Generally, the Compensation Committee’s process consists of two related elements: (i) the determination of compensation levels and (ii) the establishment of financial and other corporate performance objectives for the current fiscal year. For executive officers other than our CEO, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by our CEO.  In the case of our CEO, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as equity awards to be granted. For all executive officers and directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executive officers in various hypothetical scenarios, Company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels, and the recommendations of its independent compensation consultants, including analyses of executive and director compensation paid at other companies identified by its independent compensation consultants. Periodically, the Compensation Committee reviews all of the incentive compensation plans within the Company in order to evaluate the level of risk that such plans may encourage and to ensure that each plan is properly monitored and evaluated.  The specific determinations of the Compensation Committee with respect to executive compensation for the fiscal year ended June 30, 2010 are described herein.

Compensation Committee Philosophy

The Company’s compensation philosophy is predicated upon the following concepts:

  The Company pays competitively. The Company is committed to providing a pay program that helps attract and retain highly qualified people in the industry.  To ensure that pay is competitive, the Company compares its pay practices with those of other leading companies of similar size and location(s) and sets its pay parameters based on this review.

  The Company pays for sustained performance. Executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by the Board of Directors by reviewing the extent to which strategic and business plan goals are met, including such factors as revenues, operating profit and cash flow.

  The Company strives for fairness in the administration of pay and to achieve a balance of the compensation paid to a particular individual as compared to the compensation paid to other executives both inside the Company and at comparable companies.

  The Company believes that employees should understand the performance evaluation and pay administration process.

The Compensation Committee believes that it is important that the Company’s executives be compensated in a manner that closely links compensation with performance and yet does not incent excessive risk-taking.  To that end, the Compensation Committee has developed a comprehensive and balanced compensation plan that includes a base salary; an annual cash incentive based upon pre-established operating performance targets; a long-term incentive plan based upon a combination of total shareholder return and long-term strategic objectives; equity awards; and, a package of benefits similar in scope and nature to those offered to all other employees of the Company.  In comparing its compensation plans to a pre-selected peer group, the Compensation Committee has established a target compensation range at the 25th percentile of that peer group.   While the Compensation Committee believes that the 25th percentile is likely a lower target than most other companies in the peer group use, the Compensation Committee, upon the advice of its independent compensation consultant, determined that the Company’s small size relative to the peer group warranted the lower target.

Discussion of CEO bonus for the fiscal year ended June 30, 2010:

The Compensation Committee addressed the issue of the CEO’s bonus for the fiscal year ended June 30, 2010.  Under the terms of the CEO’s 2006 employment agreement, the CEO’s bonus is based on the percentage increase in year over year improvement in earnings, without considering non-recurring charges.  Reported fiscal 2010 pre-tax income from operations before non-cash impairment and real estate valuation adjustments, rose to $1.2 million from a loss of $0.5 million in fiscal 2009.  Mathematically, however, because the denominator of the formula was a negative number, the applicable bonus percentage would also be negative.  It was the opinion of the Compensation Committee that this result was not what was intended and that equity required the Compensation Committee to reconsider the calculation.

The Compensation Committee considered the overall performance improvement of the Company over the prior year and noted that actual operating income is almost double the plan amount; that cash flow is double the plan amount; and that operating income growth over an assumed base of $250,000 was over 400%. The Compensation Committee also recognized that the CEO had not received a salary increase in 2008-2010 as a result of his voluntary waiver of increases due him under his contract.  The Compensation Committee then considered that, if the incentive plan it had adopted effective for fiscal year 2011 had been in effect for 2010 (which it had not) and had these three criteria had been the drivers for the incentive plan, the aggregate award would have been the maximum of 200% of target, which would have generated an award of approximately $300,000 using the target of 50% of salary and the maximum payout of 200%.  As a result, following discussion amongst the members of the Compensation Committee and considering input the Compensation Committee had received from the lone independent director who is not a member of the Compensation Committee - as well as from the Compensation Committee’s independent compensation consultants, the Compensation Committee determined that a bonus for the fiscal year ended June 30, 2010, in the amount of $300,000, would be considered earned by the CEO.

The CEO, however, recommended to the Compensation Committee that a portion of the bonus which the Compensation Committee awarded him should instead be allocated to other members of the senior management team who did not have the opportunity to participate in a senior management incentive program.  It was the CEO’s opinion that the Company would not have achieved the results that it had absent the contributions of other members of the senior management team and that these other individuals should be appropriately rewarded.  Accordingly, upon the request and recommendation of the CEO, the Compensation Committee reduced the bonus awarded to the CEO to $225,000 and approved bonuses to three other individuals aggregating $75,000.  In addition, these senior management personnel will participate in the same annual incentive plan for senior management in which the CEO participates, commencing in fiscal 2011.

The Compensation Committee noted while there had been goodwill impairment and real estate valuation adjustment charges recognized in the fourth quarter and that such charges were specifically excluded in determining the CEO’s achievement of bonus criteria under the terms of his 2006 employment agreement, it was also the sense of the Compensation Committee that any such impairment charges should not be included in determining the CEO’s bonus for fiscal year 2010 as the CEO was not the CEO at the time the acquisitions which were the subject of the impairment charges were made, and that the CEO’s incentive payments should not be penalized for actions he is recommending that are in the best interest of the Company.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between any member of the Compensation Committee and any member of any other company's board of directors or compensation committee. No member of the Compensation Committee is, or was during the fiscal year ended June 30, 2010, an officer or employee of the Company or any of its subsidiaries or was, within the five previous fiscal years, formerly an officer of the Company or any of its subsidiaries.

COMPENSATION OF EXECUTIVE OFFICERS AND MANAGEMENT

The following table sets forth certain compensation information for the fiscal years ended June 30, 2010, 2009 and 2008, for our principal executive officer, our principal financial officer and one other executive officer, who was the only other executive officer whose total compensation exceeded $100,000 during fiscal year ended June 30, 2010 (collectively, the “Named Executive Officers”).

Summary Compensation Table

Name and		Salary	Bonus	Stock Awards	Option Awards	Incentive Plan Compensation	All Other Compensation	Total
Principal Position	Year	($)	($)	($)(1)	($)(2)	($)(3)	($)(4)	($)

Mark P. Murphy (5)(8)	2010	$287,280	$225,000	$78,300	$-	$-	$12,825	$603,405
Director, President	2009	$317,310	$-	$117,300	$-	$-	$10,709	$445,319
and CEO	2008	$289,823	$-	$117,300	$-	$-	$10,482	$417,605

Jeffrey J. Ritchey (6)	2010	$166,827	$-	$-	$2,143	$22,755	$12,599	$204,324
Treasurer, CFO	2009	$180,761	$-	$-	$1,542	$10,964	$11,349	$204,616
and Secretary	2008	$158,701	$-	$-	$5,496	$12,256	$9,913	$186,366

Patrick Johnson (7)	2010	$137,308	$-	$-	$-	$3,706	$81,914	$222,928
Executive Vice President	2009	$225,588	$-	$-	$-	$13,934	$11,860	$251,382
Chief Business Dev. Officer 2008		$197,885	$-	$-	$-	$13,461	$11,088	$222,434

__________________________

(1)

This column represents the dollar amount recognized for financial statement reporting purposes with respect to the years ended June 30, 2008, 2009 and 2010, for the fair value of stock awards granted to each of our Named Executive Officers calculated in accordance with FASB ASC Topic 718.  Pursuant to applicable SEC regulations, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.  For additional information on the valuation assumptions with respect to the restricted stock awards, refer to Note 6 of our financial statements in our Annual Reports on Forms 10-KSB and 10-K for the years ended June 30, 2008, 2009 and 2010, as filed with the SEC.  These amounts reflect only our accounting expense for these stock awards and do not correspond to the actual value that will be recognized by our Named Executive Officers.

(2)

This column represents the dollar amount recognized for financial statement reporting purposes with respect to the years ended June 30, 2008, 2009 and 2010, for the fair value of stock options granted to each of our Named Executive Officers calculated in accordance with FASB ASC Topic 718.  Pursuant to applicable SEC regulations, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.  For additional information on the valuation assumptions with respect to these option grants, refer to Notes 2 and 6 of our financial statements in our Annual Reports on Forms 10-KSB and 10-K for the years ended June 30, 2008, 2009 and 2010, as filed with the SEC.  These amounts reflect only our accounting expense for these option grants and do not correspond to the actual value that will be recognized by our Named Executive Officers.  See the Outstanding Equity Awards at June 30, 2008, 2009 and 2010 table, below, for more information on options held by the Named Executive Officers.  Stock options awarded have a term of ten years; vest in equal annual installments over a period of up to five years, and have an exercise price equal to the Company’s closing price for its Common Stock on the Nasdaq Capital Market on the date of grant.

(3)

Non-equity incentive plan compensation payments were made in 2010 in cash in the second and third quarters due to the achievement of the Company’s quarterly internal operating targets for the second and third quarters of 2010. Operating targets were met for fourth quarter and annual 2010, accordingly; the non-equity incentive plan payment was earned in 2010 and recognized for financial statement reporting purposes, but not paid until fiscal year 2011.  In 2009, non-equity incentive plan compensation payments were made in cash in the first, second, and third quarters of 2009, due to the achievement of the Company’s quarterly internal operating targets for fourth quarter 2008 and first and second quarter 2009. Operating targets were not met for third quarter 2009 and, accordingly, no corresponding non-equity incentive plan payments were made in fourth quarter 2009. In 2008, non-equity incentive plan compensation payments were made in cash in the second, third and fourth quarters due to the achievement of the Company’s quarterly internal operating targets for first, second and third quarter 2008.

(4)                  All Other Compensation consists of:

Name	Year	Health insurance and related payments	Matching contributions to the Company's 401(k) plan	Separation agreement payments	Total ($)

Mark P. Murphy	2010	$11,168	$1,657	$0	$12,825
	2009	$9,334	$1,375	$0	$10,709
	2008	$9,101	$1,381	$0	$10,482

Jeffrey J. Ritchey	2010	$10,43	$2,168	$0	$12,599
	2009	$8,953	$2,396	$0	$11,349
	2008	$7,777	$2,136	$0	$9,913

Patrick Johnson	2010	$7,460	$1,762	$72,692	$81,914
	2009	$9,108	$2,752	$0	$11,860
	2008	$8,447	$2,641	$0	$11,088

(5)	Mr. Murphy was elected a Director of the Company in August 2002, and commenced employment with the Company as President and Chief Executive Officer in August 2006.

(6)

Mr. Ritchey commenced employment with the Company in August 2001, was named Treasurer and Chief Financial Officer in July 2002, and Secretary in October 2003.  Mr. Ritchey was appointed interim President and Chief Executive Officer in April 2006 after the resignation of Mr. Johnson and held those officer positions until the appointment of the Company’s current President and Chief Executive Officer, Mr. Murphy, in August 2006.  Mr. Ritchey’s employment with the Company concluded on October 5, 2010.

(7)

Mr. Johnson commenced employment with the Company in April 2000, and was named President and Chief Executive Officer in September 2002. Mr. Johnson resigned as President and Chief Executive Officer in April 2006, at which time he was appointed as Executive Vice President and Chief Business Development Officer.  Mr Johnson’s employment with the Company concluded on February 5, 2010.

(8)

Under the terms of his employment agreement, on February 21, 2007, Mr. Murphy received a grant of 340,000 restricted shares of the Company’s Common Stock in replacement of his stock appreciation rights previously awarded upon execution of such agreement.  The restricted shares vested at the rate of 85,000 shares per year commencing on the grant date, which vesting is subject to acceleration upon certain liquidity events as described under “Employment Agreement with Mark P. Murphy.”   The 2010 bonus was earned in 2010 and recognized for financial statement reporting purposes, but not paid until fiscal year 2011.

Employment Agreements and Executive Compensation

Employment Agreement with Mark P. Murphy

On July 14, 2010, the Company and Mark P. Murphy, the Chief Executive Officer of the Company, entered into an at-will employment arrangement (“Murphy Employment Arrangement”). Under the terms of the Murphy Employment Arrangement, Mr. Murphy will report to the Board and his compensation will consist of the following components:

  A base salary at an annualized rate of $300,000, subject to increases from time to time at the discretion of the Board.  The base salary will be payable in accordance with the Company’s normal payroll practices, and subject to all legally-required deductions.

  Participation in all Company incentive compensation plans open to senior executives of the Company, subject to the terms and provisions of the applicable plan documents of the Company covering any such plans.

  Mr. Murphy is permitted to participate in any program of stock options or other equity grants which the Company may from time to time provide key employees. Such grants are made under the terms and provisions of the First Amended and Restated 2004 Stock Option Plan in varying amounts to individual participants based upon their perceived impact upon the long term success of the Company and are made at the sole and absolute discretion of the Board, generally at the first Board meeting following the filing of the Company’s Form 10-K for the previous fiscal year.   Subject to the foregoing, the initial grant under this program was 50,000 options to purchase the Company’s common shares at the average of the open and closing prices for the Company’s shares on the grant date and which will vest in 36 equal monthly installments over the 36 month period following the grant date.   The options will have a term of ten years from the grant date and to the maximum extent permissible under the relevant Internal Revenue Service regulations, will be made as Incentive Stock Options.

  Health, dental, disability and life insurance, qualified retirement plans, and optional employee benefits of the Company on the same terms as other employees of the Company, except Mr. Murphy will not participate in the Company-wide employee quarterly bonus/non-qualified profit sharing plan.

                If Mr. Murphy’s employment with the Company terminates for any reason, the Company shall pay his (i) salary up through the date of termination, plus; (ii) any Annual Incentive Plan or Long Term Incentive Plan awards earned but not yet paid as of the termination date.  In addition, in the event Mr. Murphy is terminated involuntarily by the Company without “Cause” or following a “Change in Control,” or in the event that he resigns for “Good Reason,” each as defined in the Murphy Employment Arrangement, the Company shall pay Mr. Murphy severance compensation equal to one (1.0) times his then-current annual base salary.

Employment Agreement with Harold A. Hurwitz

On October 6, 2010, pursuant to authorization by the Board and recommendation of the Company’s Compensation Committee, Harold A. Hurwitz began service as the Company’s Chief Financial Officer. In connection with his appointment, the Company and Mr. Hurwitz entered into an at-will employment arrangement (“Hurwitz Employment Arrangement”).  Under the terms of the Hurwitz Employment Arrangement, Mr. Hurwitz will report to the Chief Executive Officer of the Company and his compensation will consist of the following components:

  A base salary at an annualized rate of $185,000.

  Participation in the Company’s Annual Incentive Plan and Long Term Incentive Plan,

  Mr. Hurwitz is permitted to participate in any program of stock options or other equity grants which the Company may from time to time provide key employees. Such grants are made under the terms and provisions of the First Amended and Restated 2004 Stock Option Plan.

  Subject to the foregoing, the initial grant under this program was20,000 options to purchase the Company’s common shares at the average of the Company’s opening and closing prices for its shares on the grant date and which will vest in 36 equal monthly installments over the 36 month period following the grant date.   The options will have a term of ten years from the grant date and to the maximum extent permissible under the relevant Internal Revenue Service regulations, will be made as Incentive Stock Options.

  Health, dental, disability and life insurance, qualified retirement plans, and optional employee benefits of the Company on the same terms as other employees of the Company, except Mr. Hurwitz will not participate in the Company-wide employee bonus plan.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information about outstanding equity awards held by our Named Executive Officers as of June 30, 2010.

Outstanding Equity Awards at June 30, 2010

	Option Awards
	Number of Securities	Number of Securities
	Underlying Unexercised Options (#) Exercisable (1)	Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date
Mark P. Murphy	5,000	--	$8.01	9/29/2014
	5,000	--	$9.72	9/28/2015

Jeffrey J. Ritchey(2)	6,667	--	$3.36	7/31/11
	6,667	--	$2.43	12/31/11
	20,000	--	$1.26	9/26/12
	6,666	--	$8.70	5/17/15
	1,500	500	$4.35	11/30/16
	1,000	1,000	$4.47	12/03/17
	500	1,500	$1.47	12/03/18
	--	2,000	$1.86	12/03/19

(1)

All of Mr. Murphy’s options have vested.  Mr. Ritchey’s options vest through December 2013 as follows:  500 at $4.35 December 2010; 500 at $4.47 in each of December 2010 and December 2011; 500 at $1.47 in each of December 2010, December 2011, and December 2012; and 500 at $1.86 in each of December 2010, December 2011, December 2012 and December 2013.

(2)	Mr. Ritchey’s employment with the Company concluded on October 5, 2010. As a result, the unvested options described in footnote 1 above will not vest.

Compensation of Directors

Up until and through July 1, 2010, Directors of the Company who are not also employees received a fee of $3,000 per quarter plus $1,000 per board meeting, plus $750 per each day of committee meetings attended, together with reasonable expenses of attendance at board meetings and committee meetings. The Company’s shareholders have approved the 2004 Director Stock Option Plan pursuant to which non-employee directors may be granted options to purchase shares of the Company’s Common Stock. In accordance with the 2004 Director Stock Option Plan’s provisions, the Board of Directors previously adopted a policy to grant each outside director an initial option to purchase 20,000 shares (6,667 shares taking into account the reverse split effected in June 2010) of Common Stock on the date of his commencement of service as a director and an option to purchase 15,000 shares (5,000 shares taking into account the reverse split effected in June 2010) on each anniversary date of such service, exercisable at the closing price of the Company’s Common Stock on the Nasdaq Capital Market on the date of such grant. The maximum term of each option is ten years. The options fully vest after 6 months and expire 90 days from the termination of the director’s service on the Company’s Board of Directors.

On July 14, 2010, the Company’s Board acting in executive session and upon recommendation of the Company’s Compensation Committee, approved a new compensation plan for non-employee directors of the Board, effective as of July 1, 2010, as described below:

• Annual retainer for each director	$24,000
• Additional annual retainer for service as:
o Lead Director/Chairman	$7,000
o Audit Committee Chair	$5,000
o Compensation Committee Chair	$5,000
o Governance and Nominating Chair	$5,000

            All retainers are to be paid in quarterly installments at the end of each calendar quarter.  In the event that a director attends more than six board meetings or more than six meetings of any committee upon which they serve in one fiscal year, an additional per meeting fee of $1,000 for in person meetings or $500 for telephone meetings will be paid. If any such “excess” committee meeting is held on the same date as a board meeting, only the board meeting will be considered compensable.

Upon their initial election or appointment to the Board, each director will receive an award of 15,000 options.  Upon their re-election to the Board, each director will receive an award of 10,000 options.  All such equity awards will be made as of the date of such election or appointment and in accordance with the terms of the Company’s applicable option plan.

            The directors’ fees paid in the fiscal year ended June 30, 2010 are as follows:

	Director Compensation
Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Total ($)

George J. Isaac (2)	$23,000	$2,863	$25,863

Mark P. Murphy	$-		$-

William L. Healey (3)	$19,250	$3,732	$22,982

Michael Berthelot (4)	$23,750	$2,976	$26,726

David Holder (5)	$23,750	$2,976	$26,726

___________________

(1)

This column represents the dollar amount recognized for financial statement reporting purposes with respect to the years ended June 30, 2010 for the fair value of stock options granted to each of our directors calculated in accordance with FASB ASC Topic 718.  Pursuant to applicable SEC regulations, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.  For additional information on the valuation assumptions with respect to these option grants, refer to Notes 2 and 6 of our financial statements in our Annual Report on Form 10-K for the year ended June 30, 2010 as filed with the SEC.  These amounts reflect only our accounting expense for these option grants and do not correspond to the actual value that will be recognized by our directors.  During the fiscal year ended June 30, 2010, the Company’s non-employee Directors, Messrs. Isaac, Berthelot, Healey and Holder, were each granted options to purchase 5,000 shares of Common Stock, exercisable at share prices of $1.35, $1.47, $1.86 and $1.47 per share, respectively.

(2)	At June 30, 2010, Mr. Isaac held options to purchase an aggregate of 35,000 shares of Common Stock at a weighted average exercise price of $4.85 per share, of which 35,000 options were vested.

(3)	At June 30, 2010, Mr. Healey held options to purchase an aggregate of 16,667 shares of Common Stock at a weighted average exercise price of $2.79 per share, of which 16,667 options were vested.

(4)	At June 30, 2010, Mr. Berthelot held options to purchase an aggregate of 11,667 shares of Common Stock at a weighted average exercise price of $1.44 per share, of which 6,667 options were vested.

(5)	At June 30, 2010, Mr. Holder held options to purchase an aggregate of 11,667 shares of Common Stock at a weighted average exercise price of $1.44 per share, of which 6,667 options were vested.

EQUITY COMPENSATION PLAN INFORMATION

            The following table sets forth information about the Company’s Common Stock that may be issued upon the exercise of options and restricted stock under all of the Company’s equity compensation plans as of June 30, 2010.

				Number of Securities
		Number of Securities		Available for Issuance
		to be Issued Upon	Weighted Average	Under Equity
		Exercise of	Exercise Price of	Compensation Plans
		Outstanding Options,	Outstanding Options,	(excluding services
	Plan Category	Warrants and Rights	Warrants, and Rights	reflected in column (a))
		(a)	(b)	(c)
Plans Approved by
Stockholders:
	1994 Employee Option Plan	47,500	$2.07
	2004 Employee Option Plan	61,333	$5.31	244,682
	1994 Director Option Plan	5,000	$4.20
	2004 Director Option Plan	80,000	$3.99	56,667

	Total	193,833	$3.93	301,348

Options and Warrants Generally

For options and warrants other than those discussed above, the Board of Directors, as the administrator of the Company’s 1994 and 2004 Employee Stock Option Plans and the 1994 and 2004 Director Stock Option Plans, has the discretion to accelerate any outstanding options held by the employees and directors in the event of an acquisition of the Company by a merger or asset sale in which the outstanding options under each such plan are not to be assumed by the successor corporation or substituted with options to purchase shares of such corporation.

AUDIT COMMITTEE REPORT

The Audit Committee reports to and acts on behalf of the Board of Directors in providing oversight to the financial management, independent auditors, and financial reporting procedures of the Company.  The Company’s management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those statements.  In this context, the Audit Committee has reviewed and discussed the audited financial statements contained in the Company’s 2010 Annual Report on Form 10-K with management and the independent auditors.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (“Communication with Audit Committees”), as amended.  The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with the independent auditors their independence.  In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by Moss Adams, LLP were compatible with maintaining their independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010, and be filed with the SEC.

The Audit Committee has retained Moss Adams, LLP to serve as the Company’s independent auditors for the fiscal year ending June 30, 2011.

AUDIT COMMITTEE

George J. Isaac	William L. Healey	Michael J. Berthelot

CODE OF BUSINESS CONDUCT AND ETHICS

Our code of business conduct and ethics, as approved by our Board of Directors, can be obtained from our Internet site at http://www.pro-dex.com/governance.php.

We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from provisions of the code that relate to one of more of the items set forth in Item 406(b) of Regulation S-K and its successor regulation, by describing on our Internet website, within four business days following the date of a waiver or a substantive amendment, the date of the waiver or amendment, the nature of the amendment or waiver, and the name of the person to whom the waiver was granted.  There have been no waivers of the ethics policy granted during the fiscal year and through the date of this proxy or have there been any requests for such waivers during that period.

Information on our Internet site is not, and shall not be deemed to be, a part of this proxy statement or incorporated into any other filings we make with the SEC.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the directors and officers of the Company and any person who owns more than ten percent of the Company’s Common Stock are required to report their initial ownership of the Company’s Common Stock and any subsequent changes in that ownership to the SEC and the Nasdaq Capital Market. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all forms they file in accordance with Section 16(a).  Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no other reports were required for those persons, the Company believes that, during the fiscal year ended June 30, 2010, its officers, directors and greater than 10% shareholders complied with all Section 16(a) filing requirements applicable to such persons.

COMMUNICATIONS WITH DIRECTORS

        The Board has established a process to receive communications from shareholders. Shareholders and other interested parties may contact any member (or all members) of the Board, or the independent directors as a group, any Board committee or any Chair of any such committee by mail or electronically. To communicate with the Board of Directors, any individual directors or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at 2361 McGaw Avenue, Irvine, California 92614.  To communicate with any of our directors electronically, a shareholder should send an email to the Company’s Secretary: hal.hurwitz@pro-dex.com.

        All communications received as set forth in the preceding paragraph will be opened by the Company’s Secretary for the sole purpose of determining whether the contents represent a message to one or more of the directors.  Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Company’s Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

It is the Company’s policy that its directors are invited and encouraged to attend all of the Company’s annual meetings of shareholders.  All of the current directors were in attendance at the 2009 Annual Meeting.

Proposal No. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has appointed the firm of Moss Adams, LLP as the Company’s independent certified public accountants for the fiscal year ending June 30, 2010, and requests the shareholders to ratify this appointment.  In the event that the shareholders do not ratify the selection of Moss Adams, LLP as the Company’s independent public accountants, the Board of Directors will consider the selection of another independent public accounting firm.

A representative of Moss Adams, LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.

ACCOUNTING FEES

The Audit Committee’s policy is to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.  The Audit Committee considers whether the performance of any service by the Company’s independent auditors is compatible with maintaining such auditor’s independence.

The following table sets forth the aggregate fees billed to the Company for the fiscal years ended June 30, 2010 and June 30, 2009 by the Company’s auditors, all of which were preapproved by the Audit Committee:

	Years ended June 30,
	2010	2009
Audit Fees¹	$158,000	$157,000
Audit-Related Fees²	$0	$0
Tax Fees³	$30,000	$33,000
All Other Fees[4]	$0	$0
Total	$188,000	$190,000

(1)

Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Moss Adams LLP, in connection with statutory and regulatory filings or engagements.

(2)

Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”

(3)

Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance regarding federal state and local tax compliance, planning and advice.

(4)	All Other Fees consist of fees for products and services other than the services reported above.

Required Vote and Board Recommendation

Although shareholder ratification is not required for the appointment of Moss Adams, LLP as the Company’s independent public accountants for the fiscal year ending June 30, 2011, the Board of Directors has directed that this appointment be submitted to the Company’s shareholders for ratification at the Annual Meeting.  Assuming a quorum is present at the Annual Meeting, this proposal will be ratified and approved if the votes cast in favor of this proposal exceed the votes cast opposing this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS, LLP TO SERVE AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2011.

ANNUAL REPORT

The Company’s Annual Report on Form 10-K containing audited financial statements for the fiscal year ended June 30, 2010 accompanies this proxy statement.  Such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

PROPOSALS OF SHAREHOLDERS

Pursuant to Rule 14a-8 of the SEC, proposals by shareholders which are intended for inclusion in the Company’s proxy statement and proxy card and to be presented at the Company’s next annual meeting must be received by the Company by June 27, 2011, in order to be considered for inclusion in the Company’s proxy materials. Such proposals should be addressed to the Company’s Secretary and may be included in next year’s proxy materials if they comply with certain rules and regulations of the SEC governing shareholder proposals. Proposals by shareholders at the Company’s 2010 Annual Shareholders’ Meeting that are not intended for inclusion in the Company’s proxy materials must also be received by the Company’s Secretary no later than June 27, 2011.  Every shareholder notice must also comply with certain other requirements set forth in the Company’s Bylaws, a copy of which may be obtained by written request delivered to the Company’s Secretary.

OTHER MATTERS

The Board of Directors knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are presented properly for action at the Annual Meeting or at any adjournment or postponement thereof, it is intended that the proxy will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holder.

THE COMPANY’S SHAREHOLDERS ARE URGED TO PROMPTLY SUBMIT THEIR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, WHICH WAS MAILED TO YOU ON OR ABOUT OCTOBER 25, 2010.  IF YOU REQUEST PRINTED COPIES OF THE PROXY MATERIALS BY MAIL, YOU CAN ALSO VOTE BY MAIL OR BY TELEPHONE.

By Order of the Board of Directors, PRO-DEX, INC. /s/ Harold A. Hurwitz Corporate Secretary
Irvine, California October 20, 2010

SHAREHOLDERS MAY OBTAIN FREE OF CHARGE A PAPER COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2010, (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO:  INVESTOR RELATIONS, PRO-DEX, INC., 2361 MCGAW AVENUE, IRVINE, CALIFORNIA 92614 OR CALLING (949) 769-3200.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 3, 2010

The undersigned hereby appoints Harold A. Hurwitz, as attorney and proxy, with full power of substitution, to represent and vote, as designated below, all shares of Common Stock of Pro-Dex, Inc. held of record by the undersigned on October 8, 2010, at the Annual Meeting of Shareholders to be held at the Pro-Dex company headquarters, 2361 McGaw Avenue, Irvine, California 92614, on December 3, 2010, at 8:00 a.m., local time, and at any and all adjournments or postponements thereof.

Proposal No. 1.    To elect five persons to serve as directors of the Company as follows (check one box):

FOR [___] approval of the election of the nominees listed below (except as marked to the contrary below).	WITHHOLD AUTHORITY [____] to vote for the nominees listed below (marked below)..

Mark P. Murphy	George J. Isaac	William L. Healey	Michael J. Berthelot	David Holder

Proposal No. 2.  To ratify the appointment of Moss Adams, LLP as the Company’s independent auditors for the fiscal year ending June 30, 2011 (circle one).

FOR	AGAINST	ABSTAIN

Proposal No. 3.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, this proxy will be voted “FOR” all Proposals.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated:_______________, 2010
Name:
Common Shares:

Signature

Signature (if jointly held)

Please sign exactly as name appears in the records of Pro-Dex, Inc. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.